JPMORGAN MONEY MARKET FUNDS

JPMorgan Prime Money Market Fund

(Class C Shares)

(a series of JPMorgan Trust I)

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(Class C Shares)

(each, a series of JPMorgan Trust II)

Supplement dated May 22, 2017

to the Prospectus dated July 1, 2016, as supplemented

Class C Shares Conversion Feature

Beginning November 14, 2017, Class C Shares held in an account for ten calendar years will convert to Morgan Shares. The conversion date will be calculated from the first day of the month of purchase and processed on the tenth business day of the anniversary month. Because the share price of the Morgan Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Morgan Shares; however, the dollar value will be the same.

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Morgan Shares of the JPMorgan Liquid Assets Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund. JPMorgan Prime Money Market Fund is not subject to Rule 12b-1 fees on Morgan Shares. You will not be assessed any sales charges or fees for the conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE

PROSPECTUS FOR FUTURE REFERENCE.

SUP-MMFCLASSC-517